SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mad Catz Interactive, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 10, 2010

Dear Fellow Shareholder:

You are cordially invited to attend our Annual and Special Meeting of Shareholders on Friday, September 10, 2010, at 9:00 a.m., Pacific Time at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108.

The business to be conducted at the Annual and Special Meeting is explained in the accompanying Notice of Annual and Special Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual and Special Meeting, we will also discuss our results for the past year.

Whether or not you attend the Annual and Special Meeting, it is important that your shares be represented and voted at the Annual and Special Meeting. Please complete, sign and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual and Special Meeting and you are a registered shareholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Darren Richardson
President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.
7480 MISSION VALLEY ROAD, SUITE 101
SAN DIEGO, CALIFORNIA 92108

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 10, 2010

The 2010 Annual and Special Meeting of Shareholders (the “Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108, on Friday, September 10, 2010, beginning at 9:00 a.m., Pacific Time. The purposes of the Meeting are to:

1. Receive the Annual Report of the Company containing the consolidated annual financial statements for the year ended March 31, 2010 and the auditor’s report thereon;

2. Elect four directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2011 and until their respective successors are elected and qualified;

3. Appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration;

4. Consider, and if appropriate, to approve an amendment to the Mad Catz Interactive, Inc. Stock Option Plan — 2007 (the “2007 Plan”) to increase the number of shares reserved and authorized for issuance thereunder by 800,000 shares, and to make other clarifying changes to the 2007 Plan.

5. Transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 6, 2010 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Meeting. Voting by proxy will not limit your right to change your vote or to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson
President and Chief Executive Officer

August 10, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2010.

THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT https://materials.proxyvote.com/556162.

MAD CATZ INTERACTIVE, INC.
7480 MISSION VALLEY ROAD, SUITE 101
SAN DIEGO, CALIFORNIA 92108

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 10, 2010

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or “us”) of proxies from the holders of shares of Common Stock of the Company to be voted at the Annual and Special Meeting of Shareholders to be held on Friday, September 10 , 2010, beginning at 9:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108 (the “Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report will first be mailed to shareholders entitled to vote at the Meeting on or about August 19, 2010. All dollar references in this Management Proxy Circular and Proxy Statement are in U.S. dollars unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THE PROXY
MATERIALS AND OUR 2010 ANNUAL AND SPECIAL MEETING

Q:	What is the purpose of the Meeting?

A:	The Meeting is being held to receive the Annual Report of the Company containing the consolidated financial statements for the year ended March 31, 2010 and the auditor’s report thereon and to consider and vote upon (1) the election of four directors to serve until the next Annual Meeting of Shareholders in 2011 and until their successors are duly elected; (2) the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor; and (3) the approval of an amendment to the Mad Catz Interactive, Inc. Stock Option Plan — 2007 to increase the number of shares reserved and authorized for issuance thereunder and make other clarifying changes. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, management will report on the Company’s performance during fiscal year 2010 and respond to questions from shareholders.

Q:	What is the Board’s Recommendation?

A:	The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

• FOR the election of the four directors named in this Management Proxy Circular and Proxy Statement to serve until the Meeting of Shareholders in 2011 and until their successors are duly elected and qualified (see page 5);

• FOR the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor (see page 8); and

• FOR the approval of an amendment to the Mad Catz Interactive, Inc. Stock Option Plan — 2007 to increase the number of shares reserved and authorized for issuance thereunder by 800,000 shares and make other clarifying changes (see page 8).

Q:	Who is entitled to vote at the Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on August 6, 2010, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Meeting. As of August 6, 2010, there were 55,098,549 shares of Common Stock issued and outstanding.

Q:	What shares can I vote?

A:	You may vote all shares of Mad Catz common stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 for a period of at least 10 days prior to the Meeting and at the Meeting.

Q:	How can I vote my shares at the Meeting?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the Meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. The shares represented by proxy at the Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy on any ballot which may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly.

Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communication Solutions, Canada (“Broadridge”). Broadridge mails a Voting Information Form instead of the form of proxy. You are asked to complete and return the Voting Information Form to Broadridge by mail or facsimile. Alternately, you can call the toll-free telephone number noted on your Voting Information Form to vote your shares. If you receive a Voting Information Form from Broadridge, it cannot be used as a proxy to vote shares directly at the Meeting because the proxy must be returned to Broadridge in advance of the Meeting in order to have the shares voted.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election, as directors of the Company, of the four nominees named in this Management Proxy Circular and Proxy Statement, “FOR” the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor, and “FOR” the approval of an amendment to the Mad Catz Interactive, Inc. Stock Option Plan — 2007 to increase the number of shares reserved and authorized for issuance thereunder and make other clarifying changes. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Meeting by completing and mailing your proxy card in the enclosed pre-paid envelope or completing and returning the Voting Instruction Form in accordance with the instructions contained therein. Each shareholder has the right to appoint a person or company to represent the shareholder at the Meeting other than the person or company, if any, designated on the proxy card. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Meeting may do so either by inserting such other person’s name in the blank space provided in the proxy card or by completing another proxy card and in either case by delivering, at any time up to and including the second business day preceding the day of the Meeting or any adjournment thereof, the completed proxy card addressed to the Corporate Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Corporate Secretary of the Company at the beginning of the Meeting or any adjournment thereof. If your shares are held in street name, carefully follow the corresponding instructions in the Voting Instruction Form. Also, your Voting Instruction Form may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy: (1) by delivering to the Company at Mad Catz Interactive, Inc. % Lang Michener LLP, 181 Bay Street, Suite 2500, Toronto, Ontario, Canada M5J 2T7 (Attention: P. Collins) a written notice of revocation of your proxy on or before September 9, 2010 or to the Chairman of the Meeting on the day of the Meeting; (2) by delivering to the Company an authorized proxy bearing a later date; (3) by attending the Meeting and voting in person; or (4) in any other manner permitted by law. Attendance at the Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Meeting, by attending the Meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Meeting?

A:	The quorum requirement for holding the Meeting and transacting business at the Meeting is that at least two persons be present in person, each being a shareholder or representative duly authorized in accordance with the Canada Business Corporations Act entitled to vote thereat or a duly appointed proxy for a shareholder so entitled.

Q:	What if a quorum is not present at the Meeting?

A:	Under Canadian law, if a quorum is not present at the opening of the Meeting, the shareholders present may adjourn the Meeting to a fixed time and place, but may not transact any other business. If we propose to have the shareholders vote whether to adjourn the Meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment.

Q:	What vote is required to approve each of the proposals?

A:	All proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voted on those proposals.

Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the three proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Thomas R. Brown, Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting.

Q:	Who will count the votes?

A:	A representative of the Company will be appointed at the Meeting to tabulate the votes and act as Scrutineer and Inspector of Elections.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting. In addition, a report of the final votes will be made available at www.sedar.com.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The solicitation of proxies will be conducted by mail, and Mad Catz will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Meeting, which we will pay.

Q:	May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:	What do I need for admission to the Meeting?

A:	You are entitled to attend the Meeting only if you are a shareholder of record or a beneficial owner as of August 6, 2010, the Record Date, or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your being admitted to the Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Mad Catz stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board shall consist of a minimum of three directors and a maximum of 12 directors. The Board currently consists of four members: Messrs. Thomas R. Brown, Darren Richardson, Robert J. Molyneux and William Woodward.

The Board has fixed the number of directors to be elected at the Meeting at four. All of the nominees for director are current members of the Board.

Each director elected at the Meeting will hold office for a one-year term until the 2011 Annual Meeting of Shareholders or until his successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

In considering candidates for election to the Board of Directors, the independent members of the Board of Directors seeks to assemble a Board of Directors that, as a whole, possess the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business and professional reputation. The independent Directors also evaluate other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board of Directors that represents a diverse mix of backgrounds, perspectives and expertise that consists of Directors who complement and strengthen the skills of other Directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board of Directors view as critical to effective functioning of the Company’s Board of Directors. Each of the nominees for election to the Board of Directors has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a multinational public company.

The following information is furnished with respect to the Board’s nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of August 10, 2010. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

	Position with the Company and		Director
Name and Place of Residence	Principal Occupation	Age	Since

Thomas R. Brown(1)	Chairman of the Board, Businessman	59	2006
Poway, California, United States
Darren Richardson	President, Chief Executive Officer and Director	49	2005
San Diego, California, United States
Robert J. Molyneux(1)	Director, Businessman	55	2006
Toronto, Ontario, Canada
William Woodward(1)	Director, Businessman	50	2006
Santa Monica, California, United States

(1)	Member of the Audit Committee.

Set forth below is information regarding each of the above named individuals, including a description of his positions and offices held with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies. The information below includes specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board of Directors to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board of Directors. However, each independent Director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent Directors. For the number of shares of Common Stock beneficially owned, or controlled or directed, directly or indirectly, by each of the above named individuals, see “Security Ownership of Certain Beneficial Owners and Management”.

Thomas R. Brown

Mr. Brown has been a director of the Company since May 2006 and has served as Chairman of the Board since April 2008. Mr. Brown serves as President, Chief Executive Officer and director of LRAD Corporation, a leading innovator of highly intelligible, clear directed acoustic solutions, a position he has held since September 2006. Previously, he served as President of Brown Thompson Executive Search, a financial executive search firm, since April 2005. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Information Technology division of Sony Electronics, where he was responsible for supply chain operations including Information Technology, Procurement, North American Manufacturing Operations and Finance. He continued to consult with Sony Electronics on its ERP implementation from September 2004 to January 2005. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer division. Mr. Brown holds a Bachelor of Arts degree in Economics from Rutgers University. Mr. Brown is also a certified public accountant. The Company believes that Mr. Brown’s senior management, accounting and financial analysis expertise, including his experience as Chief Executive Officer and interim Chief Financial Officer of LRAD Corporation and his management and financial experience with Sony Electronics in the consumer electronics industry qualify him for service on the Board of Directors.

Darren Richardson

Mr. Richardson has been President and Chief Executive Officer of the Company since April 1, 2004, and a director of the Company since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He holds a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia. The Company believes that Mr. Richardson’s expertise and experience in the video game industry, as well his as senior management positions with the Company for nearly 13 years, qualify him for service on the Board of Directors.

Robert J. Molyneux

Mr. Molyneux has been a director of the Company since June 2006. Mr. Molyneux has been a principal in Imperial Capital Corporation, a private equity buy-out firm based in Toronto, Canada, since September 2004. Previously, Mr. Molyneux was President of Ravenna Capital Corporation, a private merchant banking firm he founded in 1992. Mr. Molyneux holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University. Mr. Molyneux obtained his chartered accountant license in 1981 and has worked in the financial markets in various roles since 1982, when his chartered accountant license became inactive. The Company believes that Mr. Molyneux’s financial analysis and management expertise, including his senior management roles in investment and private merchant banking, qualify him for service on the Board of Directors.

William Woodward

Mr. Woodward has been a director of the Company since June 2006. Mr. Woodward has been the Managing Director and a founder of Anthem Venture Partners since 2000. Prior to founding Anthem Venture Partners, Mr. Woodward was a Managing Director of Avalon Investments, an early-stage technology venture capital firm. Mr. Woodward has founded numerous technology companies, including Paracomp, which later became MacroMedia, Inc., one of the largest multimedia software companies in the world at its initial public offering, and Pulse Entertainment, the world’s leading 3D animation engine and tools company for mobile communications. Mr. Woodward sits on the board of directors of several private companies, including Axiom Microdevices, Solarflare, Buzznet, Wavestream and Planet A.T.E., and is Chairman of the Board of Pulse Entertainment. The Company believes that Mr. Woodward’s board and management experience in the consumer products and consumer electronics industries as well as his expertise in technology investment qualify him for service on the Board of Directors.

There are no family relationships among any executive officers or directors of the Company.

Cease Trading Orders or Corporate Bankruptcies

To the knowledge of management, none of the nominees for election as a director of the Company:

(a) is, at the date of this Management Proxy Circular and Proxy Statement, or has been, within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Mad Catz) that,

(i) was subject to an order that was issued while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii) was subject to an order that was issued after such nominee director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b) is, at the date of this Management Proxy Circular and Proxy Statement, or has been within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director or executive officer of any company (including Mad Catz) that, while such nominee director was acting in that capacity, or within a year of such nominee director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c) has, within the 10 years before the date of this Management Proxy Circular and Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the nominee director.

To the knowledge of management, none of the nominees for election as a director of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for such nominee director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2
APPOINTMENT AND REMUNERATION OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

The Board and Audit Committee of the Board of the Company have recommended the accounting firm of KPMG LLP to be appointed as the Independent Registered Public Accounting Firm and Auditor for the Company for the fiscal year ending March 31, 2011.

Unless authority to vote is withheld, the persons named in the accompanying proxy card intend to vote for the re-appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company for the Company’s fiscal year ending March 31, 2011 and to authorize the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. KPMG LLP has been the independent auditor of the Company and its predecessors for more than ten years.

The Audit Committee of the Board may terminate the engagement of KPMG LLP as the Company’s Independent Registered Public Accounting Firm and Auditor without the approval of the shareholders if the Audit Committee determines it is necessary or appropriate to terminate their engagement.

A representative of KPMG LLP is expected to attend the Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions from shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR.

PROPOSAL 3
AMENDMENT TO THE MAD CATZ INTERACTIVE, INC. STOCK OPTION PLAN — 2007

Introduction

Shareholders are requested under this Proposal 3 to consider and if appropriate, approve an amendment to the Mad Catz Interactive, Inc. Stock Option Plan (the “2007 Plan”) to increase the number of shares of common stock reserved and authorized for issuance thereunder by 800,000 from 6,500,000 to 7,300,000 shares (the “Plan Amendment”). The Board has adopted, subject to shareholder approval, the Plan Amendment, and it will become effective upon approval by our shareholders.

Of the 6,500,000 shares of common stock currently authorized for issuance in connection with grants made under the 2007 Plan, only 783,900 shares remain available for future grants or awards as of August 10, 2010. While some additional shares may become available under the 2007 Plan through employee terminations or option expirations, the number is not expected to be substantial.

The Company and the Board believe strongly that the increase of shares issuable under the 2007 Plan is essential to the Company’s continued success. The Company’s employees, consultants and independent Board members are valuable assets. The Board has determined that it is in the best interest of the Company and its shareholders to increase the shares issuable under the 2007 Plan. The Board believes that grants of stock options under the 2007 Plan help create long-term equity participation in the Company and assist in attracting, retaining, motivating and rewarding employees and independent Directors. If shareholders do not approve the amendment, it will not be implemented and the Company will have to limit the number of awards granted in future periods.

Clarifications and certain other revisions

In the Plan Amendment, we also propose to amend the 2007 Plan to clarify that shareholder approval is required to (A) increase the number of shares of common stock reserved for issuance under the 2007 Plan (see Section 7.1(b)(iv)), and (B) increase the number of options that may be granted to non-employee directors initially or annually thereafter under the 2007 Plan (see Section 7.1(b)(vi)).

As the changes set forth above do not require shareholder approval, the Board reserves the right to make any such changes even if this proposal is not approved by the shareholders.

A copy of the 2007 Plan, as proposed to be amended, is attached hereto as Annex A.

New Plan Benefits

No grants have been made with respect to additional shares of common stock to be reserved for issuance under the 2007 Plan. In addition, the number of shares of common stock that may be granted to executive officers, directors and all employees including non-executive officers is indeterminable at this time, as such grants generally are subject to the discretion of the Board, except that each of the independent directors are automatically awarded options to purchase 25,000 shares of common stock concurrently with each annual meeting of the Company.

Vote Required

The affirmative vote of the majority of the shares present in person or represented by proxy and voted on the proposal at the Meeting is required to approve the Plan Amendment. Abstentions from voting and broker non-votes will have no effect on the approval or non-approval of this matter since only votes cast either “for” or “against” will be counted in determining whether the Plan Amendment has been approved by a majority of the votes cast thereon.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE PROPOSED AMENDMENT TO THE MAD CATZ INTERACTIVE, INC. STOCK OPTION PLAN — 2007.

Description of the 2007 Plan (including the changes contemplated by the proposed Plan Amendment)

The following is a summary of certain principal features of the 2007 Plan, reflecting the proposed amendments described in Proposal 3. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan. Shareholders are urged to read the actual text of the 2007 Plan in its entirety which is set forth as Annex A to this Proxy Statement.

Administration

The 2007 Plan is currently administered by the Board, although the Board may delegate this authority at a future time to a committee of the Board. Subject to the provisions of the 2007 Plan, the Board (or if authorized by the Board, a committee of the Board) determines, among other things, the persons to whom from time to time awards may be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards. The Board or applicable Board committee may also delegate to the Chief Executive Officer the authority to allocate stock option grants among non-management employees within the terms of reference and scope as determined by the Board or applicable Board committee.

Eligibility

Persons eligible to participate in the 2007 Plan are directors, officers and employees of or consultants to the Company or of any subsidiary of the Company, as determined by the Board or applicable Board committee who demonstrate the potential of becoming key personnel of, or performing valuable services for the Company or any of its subsidiaries.

Limitation on Awards and Shares Available

The 2007 Plan currently authorizes up to 6,500,000 shares for issuance. The proposed Plan Amendment would increase the number of shares of common stock reserved and authorized for issuance by 800,000 shares, to a total of 7,300,000, being the maximum number of shares that have previously been issued or which could be issuable under the 2007 Plan since its inception in 2007. The number of shares reserved for issuance under the 2007 Plan from time to time is not necessarily reflective of the number of options that are outstanding at any given time because options that are exercised do not replenish the number of shares reserved under the 2007 Plan. Currently the Company has options outstanding under the 2007 Plan to purchase 5,716,100 shares of common stock.

Under the terms of the 2007 Plan, the aggregate number of common shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the 2007 Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding common shares of the Company at such time. “Insider” is defined in the 2007 Plan to include directors and senior officers (and their respective associates) of the Company and of certain subsidiaries of the Company. “Share compensation arrangements” is defined under the 2007 Plan as any compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company, including financially assisted share purchases, stock options and stock appreciation rights involving the issuance of authorized but unissued shares of the Company.

In addition, to prevent the dilution or enlargement of the rights of holders under the 2007 Plan, the 2007 Plan provides for the adjustment of the terms of the awards or the number of shares reserved for issuance thereunder in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award. Shares of the Company’s common stock that are awarded under the 2007 Plan will be authorized but unissued shares. If any award granted under the 2007 Plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the 2007 Plan.

Awards

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options may be granted under the 2007 Plan. Stock option grants to members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable immediately after such grant. Stock option grants to persons other than members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable as follows: 25% of the shares underlying such option shall vest and become exercisable on the first anniversary of the date of grant and the remainder shall vest and become exercisable in 36 equal monthly installments. The option exercise price of all stock options granted pursuant to the 2007 Plan will be as determined by the Board or applicable Board committee and will equal at least 100% of fair market value of the common stock of the Company on the date of grant. In no circumstances shall the exercise price of an option be less than the closing sale price of the common stock on the Toronto Stock Exchange (or on any other stock exchange on which the Company’s shares are then listed) on the last trading day prior to the effective date of grant. The effective date of grant will not be earlier than the actual date of grant. Stock options granted under the 2007 Plan will have a term for exercise as determined by the Board or applicable Board committee provided that such term will end on or before the tenth anniversary of the effective date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an optionee who is a citizen or resident of the United States in any calendar year may not exceed $100,000.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or by tendering previously acquired shares of the Company’s common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Board (or the applicable Board committee) in order to avoid adverse accounting consequences) or other property acceptable to the Board (or the applicable Board committee) (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Securities Exchange Act of 1934, as amended.

The Company does not currently intend to provide financial assistance in connection with the exercise of stock options granted under the 2007 Plan.

Assignability

Options granted under the 2007 Plan may only be assigned to: (i) a spouse of the optionee: (ii) a trustee, custodian or administrator acting on behalf of or for the benefit of the optionee or a spouse of the optionee; (iii) a registered retirement savings plan or a registered retirement income fund of the optionee or his or her spouse; (iv) a “holding entity” (as defined in National Instrument 45-106 of the Canadian Securities Administrators) of the optionee or his or her spouse; and (v) the legal personal representatives of a deceased optionee.

Blackout Periods

The Company prohibits its directors, officers and employees from trading in its securities with knowledge of any material information concerning the Company which has not been publicly disclosed. As it may be difficult from time to time for an individual to determine if he or she is in possession of material non-public information, the Company identifies certain restricted periods (or “blackout periods”) during which its personnel are not to trade in securities of the Company, which includes exercising stock options. The 2007 Plan permits options that would otherwise expire during or immediately following a blackout period to remain exercisable until the fifth business day following the cessation of such blackout period.

Cessation of Employment

If an optionee ceases to be a director, officer or employee of, or a consultant to, the Company or any of its subsidiaries, then unless otherwise determined by the Board or applicable Board committee, the option will terminate and cease to be exercisable after 90 days from the earlier of the date on which the optionee ceases to be a director, officer, employee or consultant, or the date on which the optionee was given notice of dismissal.

Change in Control

In the event the Board recommends that shareholders accept or vote in favor of a bona fide offer for the shares of the Company that will result in a change of control of the Company, then all options which are outstanding, although not yet exercisable (vested), will become immediately exercisable, subject to the terms of the 2007 Plan. The Board may, in its discretion, give its express consent to the vesting of options which are outstanding, although not yet exercisable, upon receipt of an offer that it is not prepared to recommend. In addition, all options which are outstanding, although not yet exercisable, will automatically vest and become exercisable immediately prior a change in control transaction.

Amendment and Termination

The Board may terminate, amend, or modify the 2007 Plan at any time; provided, however, that shareholder approval must be obtained (i) to reduce the exercise price of an option either directly or indirectly including by means of the cancellation of an option and the reissue of a similar option; (ii) to extend the period available to exercise an option beyond the normal expiration date (except in respect of blackout periods as provided in the 2007 Plan); (iii) to increase the levels of insider participation under the 2007 Plan; (iv) to increase the number of shares reserved for issuance under the 2007 Plan (other than pursuant to the provisions of the 2007 Plan); (v) to add any additional categories of persons eligible to receive options under the 2007 Plan; (vi) to increase the number options that may be granted to non-employee directors initially or annually thereafter under the 2007 Plan; and (vii) to amend any assignment rights set forth in the 2007 Plan. All other amendments to the 2007 Plan could be made at the discretion of the Board. For example, the Board’s discretion will include without limitation, authority to make amendments to clarify any ambiguity, inconsistency or omission in the 2007 Plan and other amendments of a clerical or housekeeping nature, to alter the vesting or termination provisions of any option or of the 2007 Plan, to modify the mechanics of exercise, and to add a financial assistance provision.

Securities Law

The 2007 Plan is intended to conform to the extent necessary with all provisions of the laws, regulations and rules of all public agencies and authorities applicable to the issuance and distribution of shares and to the listing of shares on any stock exchange on with the shares of the Company may be listed. The 2007 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2007 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

U.S. Tax Consequences

The tax consequences of the 2007 Plan under current United States federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2007 Plan, and is intended for general information only. Alternative minimum tax, Canadian tax and state, provincial and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Incentive Stock Options:  An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Nonqualified Stock Options:  Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionholder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Other Considerations

The Code allows publicly-held corporations to deduct compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its four other most highly compensated executive officers if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. The Company intends for stock options granted at fair market value to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal 2009 and 2010

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor, for the fiscal years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Audit Fees(1)	$743,500	$953,000
Audit-Related Fees	—	—
Tax Fees(2)	$132,000	$315,000
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2010 and 2009 fiscal years, respectively, and Annual Report to Shareholders, reviews of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax Fees consist of fees for tax consultation and tax compliance services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Board is composed of three independent directors as required by the listing standards of the American Stock Exchange and by Canadian securities regulatory authorities (“CSA”) and operates under a written charter adopted by the Board. The members of the Audit Committee for fiscal year ended March 31, 2010 were Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor for the fiscal year ended March 31, 2010, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and Auditor and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the Securities and Exchange Commission.

The Audit Committee
Thomas R. Brown, Chair
Robert J. Molyneux
William Woodward

June 9, 2010

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Brown, Molyneux and Woodward, the current members of the Company’s Audit Committee, have the relevant experience to meaningfully contribute to the Audit Committee. See “Election of Directors” above for a description of the relevant education and experience of the Audit Committee Members.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors of Mad Catz Interactive, Inc., our Codes of Conduct for Directors and for Employees and the Charter of the Audit Committee of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Secretary, Whitney E. Peterson.

Board of Directors

Our Board consists of four members. Three of our current directors are independent under the requirements set forth in the NYSE Amex listing rules and CSA National Instrument 58-101 — Disclosure of Corporate Governance Practices. For a director to be considered independent, the Board must determine that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the NYSE Amex listing rules and CSA National Instrument 58-101 — Disclosure of Corporate Governance Practices. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brown, Molyneux and Woodward are independent.

Board Leadership Structure

Leadership of the Company is currently shared between Mr. Brown, Chairman of the Board of Directors, and Mr. Richardson, President and Chief Executive Officer. The Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders. The Board of Directors believes that the current structure is best for the Company because it allows Mr. Richardson to focus on the Company’s day-to-day business, while allowing Mr. Brown to lead the Board of Directors in its primary role of review and oversight of management.

Meetings of the Board of Directors

During fiscal year ended March 31, 2010, our Board held six meetings. During fiscal year ended March 31, 2010, all of our directors attended in person or by telephone at least 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend the Annual Meeting of Shareholders, unless attendance would be impracticable or constitute an undue burden. Messrs. Brown, Molyneux and Richardson attended the 2009 Annual Meeting of Shareholders in person and Mr. Woodward participated by telephone.

Time is allotted at the end of each Board meeting for an executive session involving only our independent directors and non-management directors. Thomas R. Brown, Chairman of the Board, acts as presiding director at each executive session.

Audit Committee of the Board of Directors

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and National Instrument 52-110 — Audit Committees. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration. The Audit Committee consists of three members: Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that Mr. Brown qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held six meetings in the fiscal year ended March 31, 2010.

Role of Board of Directors in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Company’s corporate governance practices and the Company’s executive compensation plans and arrangements. These specific risk categories and the Company’s risk management practices are regularly reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Shareholder Communications with the Board of Directors

It is the Company’s policy to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting. The Board believes this process is preferable to a standing nominating committee because it wishes to involve all of its independent directors in the nomination process.

Director Qualifications

Although the Board does not have established specific minimum age, education, experience or skill requirements for potential directors or a formal policy regarding diversity, the Board believes that the appropriate mix and a broad diversity of skills, perspectives, experience, age and gender will help to enhance the performance of the Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•	regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors evaluate the qualifications, experience and background of potential candidates. In making their determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholders’ interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors make recommendations to the Board by a majority vote. Historically, the Board has not relied on third-party search firms to identify director nominees. The Board may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Shareholder Nominations

The Board may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Board through a written notice to the Company’s Corporate Secretary at the principal executive offices of the Company, 7480 Mission Valley Road, Suite 101, San Diego, California, within the time frames required by the Company’s bylaws and applicable law as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The CSA has issued guidelines for effective corporate governance under National Policy 58-201 — Corporate Governance Guidelines (the “CSA Guidelines”). The CSA Guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items pertaining to sound corporate governance. The CSA has issued National Instrument 58-101 — Disclosure of Corporate Governance Practices (the “Instrument”) which requires that each reporting issuer disclose, on an annual basis, its approach to corporate governance by disclosing the information required by the Instrument.

The Company’s Board has adopted a formal mandate outlining its responsibilities. A copy of the Mandate is appended hereto as Annex B. The Directors’ Code of Conduct and the Code of Conduct for the Company’s employees have also been implemented. The mandate and the codes of conduct, along with the charter of the Company’s Audit Committee, may be viewed on the Company’s website at www.madcatz.com. The Company intends to satisfy the disclosure requirement under Form 8-K regarding (1) any amendments to its Codes of Conduct, or (2) any waivers under its Codes of Conduct relating to the Chief Executive Officer and Chief Financial Officer by posting such information on its website at www.madcatz.com.

The Company believes that its corporate governance practices ensure that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The disclosure requirements of the Instrument and a commentary on the Company’s approach with respect to each requirement are set forth below.

Disclosure Requirements	Comments

Disclose the identity of directors who are independent.
Thomas R. Brown
Robert J. Molyneux
William Woodward

For more information about each director nominated for election at the Meeting, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose the identity of directors who are not independent, and describe the basis for that determination.	Darren Richardson, the President and Chief Executive Officer of the Company, is the only Board member who is considered not independent (as defined in the Instrument). For more information about each director, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not a majority of directors are independent.	The Board is currently composed of four directors, a majority of whom are independent (as defined in the Instrument). After consideration of the criteria set forth in the Instrument, the Board has concluded that three of the current directors are independent. The remaining director is the President and Chief Executive Officer of the Company.

If a director is presently a director of another issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	Thomas R. Brown — LRAD Corporation

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year end.	The Board meets quarterly and at the end of each meeting of the Board, independent directors meet separately without the President and Chief Executive Officer, who is the only non-independent director.

Disclosure Requirements	Comments

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his role and responsibilities.	Thomas R. Brown is the Chairman of the Board and is an independent director.

The Chairman has the responsibility, among other things, of ensuring that the Board discharges its responsibilities effectively. The Chairman acts as a liaison between the Board and the Chief Executive Officer and chairs Board meetings. Further, the Chairman ensures that the non-management members of the Board meet on a regular basis without management being present.

Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	Darren Richardson — 6 meetings since April 1, 2009. Thomas R. Brown — 6 meetings since April 1, 2009. Robert J. Molyneux — 6 meeting since April 1, 2009. William Woodward — 6 meetings since April 1, 2009.

Disclose the text of the board’s written mandate.	Please refer to Annex “B” for the Board’s written mandate.

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.	The Board has developed a written position description for each of the following, as recommended by the CSA Guidelines: Chair of the Board and Chair of the Audit Committee.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.	The Board and the Chief Executive Officer have developed a written position description for the Chief Executive Officer.

Briefly describe what measure the board takes to orient new directors regarding: (i) the role of the board, its committees and its directors, and (ii) the nature and operation of the issuer’s business.	New members receive an information package, a tour of the facilities and are provided with the opportunity to interact with and request briefings from other directors and management.

Briefly discuss what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.	Given the size of the Company and the in-depth collective public company, financial and industry experience of the Board, there is no formal continuing education program in place. Board members are entitled to attend seminars they determine necessary to keep them up-to-date with current issues relevant to their service as directors of the Company.

Disclosure Requirements	Comments

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i) disclose how a person or company may obtain a copy of the code,

(ii) describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code, and

(iii) provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Board has adopted a written code of conduct for its directors, and a written code of conduct for its employees.

(i) a copy of the Company’s codes of conduct referred to above can be obtained on the Company’s website at www.madcatz.com or, alternatively, by written request to the Corporate Secretary of the Company at 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

(ii) Code of conduct for employees: the Company requires all employees to certify receipt of the code upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. The Company’s human resource department monitors compliance by employees with the code.

Code of conduct for directors: The Board as a whole monitors compliance by directors with the code.

(iii) Not applicable.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.	Each director and executive officer is required to fully disclose his or her interest in respect of any transaction or agreement to be entered into by the Company. Once such interest has been disclosed, the Board as a whole determines the appropriate level of involvement the director or executive officer should have in respect of the transaction or agreement.

Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.	Management, supported by the Board, has put structures in place to ensure effective communication between the Company and its stakeholders and the public. The Company provides appropriate disclosure as required by law, and legal counsel reviews all press releases and shareholder reports.

The Board manages the business of the Company on behalf of the shareholders and is responsible for, among other things, strategic planning, monitoring, and management of the Company’s principal risks. Any responsibility that is not delegated to senior management or a committee of the Board remains with the full Board. In addition to those matters, which must by law be approved by the Board, the approval of the Board is required for major transactions or expenditures.

Directors are permitted to contact and engage outside advisors at the expense of the Company.

Disclosure Requirements	Comments

Describe the process by which the board identifies new candidates for board nomination.	The Board assesses each new candidate by considering his or her competencies and skills based on such candidate’s prior service on the boards of other corporations and his or her corporate background.

Disclose whether or not the board has a nominating committee composed entirely of independent directors.	The Board does not have a standing nominating committee. See “Corporate Governance — Director Nominations”

If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.	Not applicable.

Describe the process by which the board determines compensation for the issuer’s directors and officers.	The Company’s executive compensation program is designed and implemented principally by the independent members of the Board with input from a number of sources, including the Company’s Chief Executive Officer and such additional compensation information as the Board deems appropriate. The Board does not delegate, and does not expect to delegate in the future, to management or any other parties, its duties to review the Company’s executive compensation program, which it will review annually. In determining compensation for executive officers, the Board will annually review information which it deems relevant. The Board will also evaluate the Company’s performance and generally determine whether the compensation elements and levels that it provides to its executive officers are appropriate relative to their counterparts, in light of each executive officer’s individual contribution to the Company’s performance. The Board does not believe that it is appropriate to establish compensation levels based on compensation provided by other companies. Instead, the Board relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each executive officer’s individual performance and the Company’s performance during the year. The Board, other than the Company’s Chief Executive Officer, directly determines the compensation package provided to the Chief Executive Officer based on the Chief Executive Officer’s individual performance and the performance of the Company, receiving input as it deems appropriate. For executive officers other than the Chief Executive Officer, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Board. In making these recommendations the Chief Executive Officer considers the individual’s performance, the individual’s contribution to Company performance and input from the Company’s human resources department. The Board discusses these recommendations with the Chief Executive Officer. The Board further reviews and discusses these recommendations in executive session without any members of management present.

Disclosure Requirements	Comments

Disclose whether or not the board has a compensation committee composed entirely of independent directors.	The Board does not have a standing compensation committee.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.	Not applicable.

If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the issuer, state that fact and briefly describe the nature of the work.	Not applicable.

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	Not applicable.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.	In order to assess the effectiveness and contribution of the Board and Board committees, the Board reviews, on an annual basis, the size and composition of the Board and Board committees. This review process comprises Board effectiveness, Board and committee structure, Board processes as well as director and committee evaluations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 10, 2010, 55,098,549 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of or control or direction, directly or indirectly, over the Company’s Common Stock as of August 10, 2010, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities or to the knowledge of the Company’s directors and executive officers, any person or company that beneficially owns or controls or directs, directly or indirectly, over 10% or more of the shares of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, director nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

	Number of Shares
	Beneficially Owned,	Percent of
	Controlled or Directed,	Common Stock
Beneficial Owner	Directly or Indirectly(1)	Outstanding(2)

GUYMONT SERVICES SA, as trustee of The Winkler Atlantic Trust	10,217,744	15.6%
c/o: HSBC Guyerzeller Trust Company AG Splugenstrasse 6 CH-8027 Zurich Switzerland(3)
Renaissance Technologies LLC	2,845,800	5.2%
800 Third Avenue New York, NY 10022(4)
Thomas R. Brown	300,000	*
Robert J. Molyneux	250,000	*
William Woodward	182,360	*
Darren Richardson	1,821,250	3.2%
Stewart Halpern	811,667	1.5%
Whitney Peterson	1,026,458	1.8%
All Officers and Directors as a Group (7 persons)	4,663,402	8.1%

*	Less than one percent.

(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from August 10, 2010: Thomas R. Brown: 200,000; Robert J. Molyneux: 200,000; William Woodward: 75,000; Darren Richardson: 1,081,250; Stewart Halpern: 411,677; Whitney Peterson: 526,458; and all executive officers and directors as a group: 2,766,052.

(2)	Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 55,098,549 shares of the Company as of August 10, 2010, plus the number of options presently exercisable or exercisable within 60 days of August 10, 2010 by the named security holder.

(3)	On November 20, 2007, in connection with the acquisition of Saitek, the Company issued convertible notes to GUYMONT SERVICES SA, as trustee of The Winkler Atlantic Trust (the “Trust”), which are convertible into Common Stock of the Company at any time prior to their maturity date at a fixed conversion price of $1.42 per share. If fully converted, the notes would convert into approximately 10,217,744 shares of the Company’s Common Stock. For purposes of calculating the Trust’s beneficial ownership percentage, these shares are deemed issued and outstanding. The Company has the right to redeem the notes at 100% of the principal amount plus accrued interest at any time.

(4)	Based on information provided in a Schedule 13G, dated February 13, 2010, filed with the SEC by Renaissance Technologies LLC (“RTC”), an investment adviser, and James H. Simons, the control person of RTC. They report that as of December 31, 2009, the reporting persons had sole voting and dispositive power of 2,875,800 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer and each of its two other most highly compensated executive officers, the named executive officers, for the fiscal years ended March 31, 2009 and March 31, 2010.

				Option	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards(2)	Compensation		Total

Darren Richardson	2010	$398,996	$239,398	$33,000	$16,902	(3)(4)	$688,296
President, Chief Executive	2009	398,728	232,425	$138,000	16,566	(3)(4)	785,719
Officer and Director
Stewart Halpern	2010	259,412	$129,706	0	5,587	(4)	394,705
Chief Financial Officer	2009	259,237	94,446	92,000	5,585	(4)	451,268
Whitney Peterson	2010	259,412	129,706	33,000	7,851	(4)	429,969
Vice President and General Counsel	2009	259,237	125,928	92,000	8,100	(4)	485,265

(1)	Represents bonuses earned during the applicable fiscal year as a result of the Company’s and the individual’s performance.

(2)	Reflects the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 10, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010.

(3)	Includes amounts related to an auto allowance.

(4)	Includes amounts related to 401(k) employer matches.

Employment Contracts; Potential Payments Upon Termination or Change-in-Control

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are parties to written employment agreements with the Company. Among other things, these employment agreements contain severance and other provisions that will provide for payments to the executive officer following termination of employment with the Company. A summary of the employment agreements with our executive officers follows:

Darren Richardson

The Company is party to an employment agreement with Mr. Richardson, pursuant to which Mr. Richardson serves as President and Chief Executive Officer of the Company and Mad Catz, Inc. Under the terms of the amended employment agreement, Mr. Richardson’s annual base salary is currently $410,966. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. The agreement has been extended for a one-year period. If, during the term of the agreement, there is a termination of employment without cause or in certain other specified circumstances, Mr. Richardson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Stewart Halpern

The Company is party to an employment agreement with Stewart Halpern, pursuant to which Mr. Halpern serves as Chief Financial Officer of the Company and Mad Catz, Inc. Under the terms of the employment agreement, Mr. Halpern’s annual base salary is currently $267,194. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Halpern will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Whitney Peterson

The Company is party to an employment agreement with Whitney Peterson, pursuant to which Mr. Peterson serves as Vice President Corporate Development and General Counsel of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Peterson’s annual base salary is currently $267,194. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Peterson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of March 31, 2010.

	Option Awards
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date

Darren Richardson	300,000	—	C$ 0.46	09/20/2016
	427,083	72,917	C$ 0.56	10/13/2016
	137,500	62,500	$ 1.23	06/07/2017
	112,500	187,500	$ 0.47	09/30/2018
	—	150,000	$ 0.33	09/5/2019
Stewart Halpern	174,164	45,833	C$ 0.78	01/16/2017
	103,125	46,875	$ 1.23	06/07/2017
	75,000	125,000	$ 0.47	09/30/2018
Whitney Peterson	160,000	—	C$ 0.46	09/20/2016
	149,479	25,521	C$ 0.56	10/13/2016
	89,375	40,625	$ 1.23	06/07/2017
	75,000	125,000	$ 0.47	09/30/2018
	—	150,000	$ 0.33	09/6/2019

Compensation of Directors

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended March 31, 2010 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended March 31, 2010.

	Fees Earned or	Option
Name	Paid in Cash	Awards(1)	Total

Thomas R. Brown	$95,500	$5,500	$101,000
Robert J. Molyneux	$65,815	$5,500	$71,315
William Woodward	$56,500	$5,500	$62,000

(1)	The amounts in this column reflect the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 10, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010. On March 31, 2010, Thomas Brown had 200,000 outstanding stock option awards, Robert J. Molyneux had 200,000 outstanding stock option awards, and William Woodward had 75,000 outstanding stock option awards.

The Company’s non-employee directors receive the following compensation for board service: $50,000 annual retainer; $20,000 additional annual retainer to the Chairman of the Board; and $10,000 additional annual retainer to the Audit Committee chair. In addition, non-employee directors receive $2,500 for each Board meeting attended in person, $500 for each Board meeting attended by telephone that is shorter than two hours and $1,000 for each Board meeting attended by telephone that is longer than two hours. Audit Committee Members also receive $1,500 for each committee meeting attended. Non-employee directors also receive an annual option grant of 25,000 shares of Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2010.

				Number of Securities
				Remaining Available for
	Number of Securities to		Weighted-Average	Future Issuance under
	be Issued upon Exercise		Exercise Price of	Equity Compensation Plans
	of Outstanding Options,		Outstanding Options,	(Excluding Securities
Plan Category	Warrants, and Rights		Warrants, and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	7,575,900	(1)	$0.58	841,600
Equity compensation plans not approved by security holders	0		0	0

Total	7,575,900		$0.58	841,600

(1)	Includes 5,658,400 shares underlying options issued pursuant to the Company’s 2007 Stock Option Plan and 1,917,500 shares underlying options issued pursuant to the Company’s Amended and Restated Incentive Stock Option Plan.

The Company maintains two stock option plans: the 2007 Stock Option Plan and the Amended and Restated Incentive Stock Option Plan (the “Prior Plan”). The Company’s shareholders approved the 2007 Stock Option Plan at the 2007 annual and special meeting of the Company. The 2007 Stock Option Plan replaced the Prior Plan and no additional options have been or will be granted pursuant to the Prior Plan. Options previously granted under the Prior Plan will continue to be outstanding until exercised or terminated in accordance with their terms.

2007 Stock Option Plan

Please see the description under Proposal 3.

Amended and Restated Incentive Stock Option Plan (the “Prior Plan”)

The Prior Plan authorized the Board to issue options to acquire shares in the Common Stock of the Company to directors, officers and employees of the Company or its subsidiaries and to other persons providing ongoing management or consulting services to the Company or its subsidiaries. The Prior Plan was replaced by the 2007 Stock Option Plan and no further options will be granted under the Prior Plan.

The number of shares reserved for issuance to any one person pursuant to options granted under the Prior Plan together with shares reserved for issuance pursuant to other share compensation arrangements, may not exceed 5% of the number of shares of Common Stock then issued.

As at August 10, 2010, 1,917,500 shares of Common Stock of the Company were issuable upon the exercise of stock options issued and outstanding under to the Prior Plan, representing 3% of the aggregate number of shares of Common Stock of the Company issued and outstanding as of such date.

The exercise price for any option granted under the Prior Plan is fixed by the Board but in no event can the exercise price be less than the closing price of the Company’s shares on the Toronto Stock Exchange on the last trading day prior to the grant of such option or if there is no closing price, at a price less than the average of the bid and ask prices on the Toronto Stock Exchange on such trading day.

The maximum term of any option granted under the Prior Plan is 5 years and the Board may determine the terms of vesting, if any.

The participation of insiders of the Company under the Prior Plan is limited such that insiders, collectively, may not hold options or be issued shares within any 12-month period under the Prior Plan or any other share compensation arrangement exceeding 10% of the “outstanding issue” and individually, exceeding 5% of the “outstanding issue”. Outstanding issue is defined as the number of shares of the Company then issued and outstanding less any shares issued within the previous 12 months pursuant to share compensation arrangements.

If an optionholder under the Prior Plan ceases to be a director, officer or employee of the Company or any subsidiary or a consultant to the Company or any subsidiary, then all options held by such optionholder terminate and cease to be exercisable 90 days thereafter.

Options granted under the Prior Plan are non-assignable and non-transferable by the optionholder except that the personal representatives of a deceased optionholder may exercise an option.

RELATED PERSON TRANSACTIONS

From April 1, 2009 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $120,000 to which the Company or any of its subsidiaries was (or is to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2010 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings. The Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of its equity securities, have complied with all filing requirements of Section 16(a) applicable to such persons for fiscal year ended March 31, 2010.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2011 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than April 1, 2011. Shareholders wishing to bring a proposal before the 2011 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than April 30, 2011.

OTHER MATTERS

The Board does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from this Management Proxy Circular and Proxy Statement and form of proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the Meeting. As to any other business that may properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2010, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Management Proxy Circular and Proxy Statement, to all shareholders entitled to vote at the Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, 7480 Mission Valley Road, Suite 101, San Diego, California 92108. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on the Record Date. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Corporate Secretary of the Company, at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 to obtain, free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

The contents and sending of this Management Proxy Circular and Proxy Statement have been approved by the Board.

By Order of the Board of Directors

Darren Richardson,
President and Chief Executive Officer

San Diego, California
August 10, 2010

Annex A

MAD CATZ INTERACTIVE, INC.

STOCK OPTION PLAN — 2007

ARTICLE I — DEFINITIONS

Section 1:  Definitions.  When used in this Plan, unless the context otherwise requires:

(a) “Act” means the Securities Act (Ontario) as the same may be amended, re-enacted or replaced from time to time;

(b) “Associate” shall have the meaning given to it under the Act;

(c) “Board of Directors” means the Board of Directors of the Corporation and reference without more to action by the Board of Directors shall mean action by the Directors as a Board;

(d) “Change of Control” means (i) a merger or consolidation of the Corporation with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Corporation for shares of another entity or other property in which, after any such transaction the prior shareholders of the Corporation own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, (ii) the sale of all or substantially all of the assets of the Corporation, (iii) any “person” (as used in Section 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the voting power of the Corporation’s then outstanding securities or (iv) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with Corporation to effect a Change of Control) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(e) “Code” means the United States Internal Revenue Code of 1986, as amended;

(f) “Compensation Committee” means the compensation committee of the Board of Directors as the same may be constituted from time to time by the Board of Directors and any committee in succession to the compensation committee;

(g) “Consultant” means a person that is engaged to provide services (other than services provided in relation to a distribution of securities) to the Corporation or any Subsidiary pursuant to a written contract and who in the opinion of the Compensation Committee or the Board of Directors spends or will spend a significant amount of time and attention on the business and affairs of the Corporation or any Subsidiary;

(h) “Corporation” means Mad Catz Interactive, Inc. and includes any successor corporation thereto;

(i) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, as the same may be further amended, re-enacted or replaced from time to time;

(j) “Insider” means an “insider” as defined in the Act (and such person’s Associates) but excluding any person who falls within that definition solely by virtue of being a director or senior officer (as such term is defined in the Act) of a Subsidiary, provided however that such exclusion will not apply to a director or senior officer of a Subsidiary:

(i) which is a “major subsidiary” as defined in National Instrument-55-101-Insider Reporting Exemptions; or

(ii) who in the ordinary course receives or has access to information as to material facts or material changes concerning the Corporation before the material facts or material changes are generally disclosed;

(k) “ISO” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto;

(l) “NI 45-106” means National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian Securities Administrators, as the same may be amended from time to time;

(m) “Option or Options” means an option or options granted pursuant to the Plan;

(n) “Optionee” means a person to whom an Option has been granted under the Plan for so long as such Option remains outstanding;

(o) “Outstanding Issue” means at any time, the number of Shares then issued and outstanding;

(p) “Plan” means this Stock Option Plan — 2007 as from time to time amended or supplemented as herein provided;

(q) “Share Compensation Arrangements” means any compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a purchase from treasury of securities of the Corporation where the purchase is financially assisted by the Corporation, a stock option, a stock option plan, a stock purchase plan if the Corporation provides financial assistance or matches in whole or in part the securities being purchased and a stock appreciation right involving the issuance of Shares from treasury;

(r) “Shares” means the common shares in the capital of the Corporation as presently constituted;

(s) “Subsidiary” means in respect of the Corporation, any corporation that is a “subsidiary” as defined in the Act;

(t) “Trading Blackout” shall have the meaning set out in Section 3.7 hereof; and

(u) “U.S. Optionee” means any Optionee who is a citizen or resident of the United States (including its territories, possessions and all areas subject to its jurisdiction).

ARTICLE II — OPTIONS

Section 2.1:  Shares Available.  The Board of Directors may from time to time grant and may delegate to the Compensation Committee authority to grant, in accordance with this Plan, Options to purchase Shares provided that the number of Shares reserved for issuance under this Plan shall not exceed 7,300,000 Shares (but subject to adjustment pursuant to Section 2.3 hereof). The Compensation Committee may from time to time delegate to the Chief Executive Officer of the Corporation the authority to allocate Options among non-management employees within such terms of reference and scope as are determined by the Compensation Committee.

Section 2.2:  Option Price.  The price (expressed either in the currency of Canada or of the United States of America, as may be determined by the Board of Directors or the Compensation Committee) at which Shares may be purchased under any Option granted pursuant to this Plan shall be determined by the Board of Directors on the recommendation of the Compensation Committee or by the Compensation Committee (if so authorized by the Board of Directors), provided that the price per Share shall in no circumstances be less than the closing sale price of the Shares on The Toronto Stock Exchange (or on any other Stock Exchange on which the Corporation’s Shares are then listed) on the last trading day prior to the effective date of grant of such Option and if there is no such closing price, then the price per Share shall be not less than the simple average of the closing bid and ask prices on The Toronto Stock Exchange (or on any other Stock Exchange on which the Corporation’s Shares are then listed) of the Shares on the last trading day prior to the effective date of grant of such Option. In no instance shall the effective date of grant be earlier than the actual date of grant.

Section 2.3:  Adjustments.  If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares of the Corporation or if such Shares shall be consolidated or subdivided or converted, exchanged or reclassified, or in any way substituted for, including without limitation, pursuant to an amalgamation, arrangement or merger, then the Option, to the extent that it has not been exercised, shall entitle the Optionee upon the future exercise of the Option to such number and kind of securities or other property, subject to the terms of the Option, to which the Optionee would have been entitled had the Optionee actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, consolidation, conversion, subdivision, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if originally optioned Shares of the Corporation were being purchased hereunder. If any such event should occur, the number of Shares reserved for issuance pursuant to the Plan shall be similarly adjusted.

Section 2.4:  Expiry of Options.  If any Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be used for the purposes of the Plan.

Section 2.5:  Time of Issuance of Options.  The Board of Directors or the Compensation Committee (if authorized by the Board of Directors) may at any time and from time to time grant Options pursuant to this Plan. Subject to the provisions of Section 2.6 and Section 2.7, nothing herein shall be construed to prohibit the granting of Options at different times to the same person.

Section 2.6:  Persons Eligible.  Persons eligible to receive Options shall be directors, officers and employees of or Consultants to the Corporation or of any Subsidiary who demonstrate the potential of becoming key personnel of, or performing valuable services for, the Corporation and/or a Subsidiary, in each case as the Board of Directors, on the recommendation of the Compensation Committee or the Compensation Committee (if authorized by the Board of Directors), may determine.

Notwithstanding anything to the contrary contained in the Plan, no Options may be granted to Insiders if such Options, together with any other Share Compensation Arrangements could result in:

(i) the number of Shares reserved for issuance pursuant to Share Compensation Arrangements and issuable to Insiders collectively exceeding 10% of the Outstanding Issue; or

(ii) the issuance to Insiders pursuant to Share Compensation Arrangements, collectively within the 12 months immediately preceding or 12 months immediately following the date of grant of such Options, of a number of Shares exceeding 10% of the Outstanding Issue.

Section 2.7:  Number of Shares to be Optioned.  The number of Shares to be optioned to any person shall be determined by the Board of Directors or the Compensation Committee (if authorized by the Board of Directors) in its sole discretion, except as hereafter provided. Each director of the Corporation who is not also an employee of the Corporation or of a Subsidiary shall be entitled to receive a one-time initial grant of Options in respect of 100,000 Shares upon becoming a member of the Board of Directors. Thereafter each such non-employee director will be entitled to receive an annual grant of Options in respect of 25,000 Shares (and no more). The annual grant of Options to such directors will be made at the meeting of the Board of Directors held on the day of the annual meeting of shareholders of the Corporation unless such day is within a Trading Blackout, whereupon such grant of Options will be made on the first business day following the cessation of the Trading Blackout.

Section 2.8:  Form of Options.  An Option Agreement, in the form or substantially in the form set out in the schedule hereto, signed by the Chief Executive Officer, the Chief Financial Officer or such other officer of the Corporation as the Board of Directors may from time to time determine, shall be issued to each person to whom an Option is granted.

Section 2.9:  Assignability of Options.  Options and all rights thereunder may be assigned and transferred by the Optionee upon written notice to the Corporation to the following persons:

(a) a trustee, custodian or administrator acting on behalf of, or for the benefit of the Optionee;

(b) a Registered Retirement Savings Plan (“RRSP”) or a Registered Retirement Income Fund (“RRIF”) of the Optionee;

(c) a “holding entity” of the Optionee, as defined in NI 45-106;

(d) a spouse of the Optionee;

(e) a trustee, custodian or administrator acting on behalf of, or for the benefit of the spouse of the Optionee;

(f) a holding entity of the spouse of the Optionee, as defined in NI 45-106;

(g) a RRSP or a RRIF of the spouse of the Optionee; and

(h) to the legal personal representatives of a deceased Optionee, as provided in Section 3.6 hereof.

Except as hereinbefore provided, the Options and all rights thereunder shall be non-assignable and non-transferable by the Optionee and may not be pledged, hypothecated, charged or otherwise encumbered.

Section 2.10:  Foreign Participants.  In order to assure the viability of Options granted to Optionees employed in foreign countries, the Board of Directors or the Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Board of Directors may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall amend the Plan or any Option in a manner requiring shareholder approval under Section 7.1(b) unless such shareholder approval is obtained.

ARTICLE III — EXERCISE OF OPTIONS

Section 3.1:  Term and Vesting.  The Board of Directors, on the recommendation of the Compensation Committee or the Compensation Committee (if authorized by the Board of Directors), shall determine the term during which each Option may be exercised (the last day of such term is herein referred to as the “Normal Expiry Date”) provided however that such term shall not exceed ten (10) years, subject to earlier termination as herein provided. The Board of Directors, on the recommendation of the Compensation Committee or the Compensation Committee (if authorized by the Board of Directors), shall determine at the time of grant the extent to which any Option may be exercised during the term of the Option. In the absence of such determination by the Board of Directors or the Compensation Committee:

(a) An Option granted to a member of the Board of Directors shall vest and be exercisable immediately following the grant of such Option; and

(b) An Option granted to any person other than a member of the Board of Directors, shall not vest and shall not be exercisable during the first year following the date of grant. 25% of the shares underlying such Option shall vest and become exercisable on the first anniversary of the date of grant and the remainder shall vest and become exercisable in 36 equal monthly installments, such that the Option will, in the absence of an earlier termination pursuant to Section 3.6 hereof, be fully vested and fully exercisable 48 months following the grant date of the Option.

Section 3.2:  How Exercisable.  An Option shall be exercisable by the Optionee from time to time by notice in writing to the Chief Executive Officer or Chief Financial Officer of the Corporation (or such other person as the Board of Directors or the Compensation Committee (if authorized by the Board of Directors) may from time to time appoint for purposes of receiving same) specifying the number of Shares to be purchased under such Option and accompanied by full payment, in the manner provided in Section 3.3, of the purchase price for the Shares to be issued.

Section 3.3:  Consideration.  The Compensation Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment (including, without limitation: (a) cash, (b) Shares held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate purchase price for the Shares to be issued, or (iii) other property acceptable to the Compensation Committee, including through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Corporation upon settlement of such sale), and the methods by which Shares shall be delivered or deemed to be delivered to the Optionee. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a member of the Board or an “executive officer” of the Corporation within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act.

Section 3.4:  Issuance of Shares.  The Optionee shall be entitled to be entered in the Share register of the Corporation, as of the day on which the Corporation receives the notice and payment referred to in Section 3.2, and, as promptly as practicable thereafter, to receive a certificate or certificates for the said number of Shares in respect of which the Option has been exercised.

Section 3.5:  Termination of Options.  Any Option not exercised with the period fixed for its exercise shall terminate and become void and of no effect.

Section 3.6:  Cessation of Employment or Termination of Consulting Arrangements.  If an Optionee ceases to be a director, officer or employee of or a Consultant to the Corporation or a Subsidiary, for any reason whatsoever, including death, then unless otherwise determined by the Board of Directors or the Compensation Committee (if authorized by the Board of Directors), all Options held by such Optionee shall cease to vest on the effective date on which such Optionee ceased to be a director, officer or employee of or a Consultant to the Corporation or a Subsidiary and all Options held by such Optionee shall terminate and cease to be exercisable at the close of business on the day which is ninety (90) days following the earliest to occur of:

(i) the effective date on which the Optionee ceased to be a director, officer or employee of or a Consultant to the Corporation or a Subsidiary; and

(ii) the date that notice of dismissal from such office, employment or retainer is given to such director, officer or employee of or Consultant to the Corporation or Subsidiary.

The Optionee, or the legal personal representative of a deceased Optionee, as the case may be, shall be entitled to exercise any Options during the period set out above but only to the extent that such Options had vested and the Optionee was entitled to exercise such Options at the effective date on which the Optionee ceased to be a director, officer or employee of or a Consultant to the Corporation or a Subsidiary. For greater certainty, no Option may be exercised after the Normal Expiry Date except as provided in Section 3.7 hereof. An Optionee who takes a leave of absence approved by the Board of Directors or the Compensation Committee shall not be deemed to have ceased to be an officer or employee for purposes of this Section 3.6.

Section 3.7:  Expiry During Blackout Periods.  Notwithstanding the provisions of Section 3.1 and Section 3.6, no Option shall terminate and cease to be exercisable, whether as a result of the occurrence of the Normal Expiry Date or as a result of an Optionee ceasing to be a director, officer or employee of or a Consultant to the Corporation or a Subsidiary, prior to the fifth business day following the cessation of any restricted trading period imposed by the Corporation by which directors, officers and employees of the Corporation are prohibited from trading in securities of the Corporation (a “Trading Blackout”) then in effect and if a Trading Blackout is not then in effect, prior to the fifth business day following cessation of the most recent Trading Blackout.

ARTICLE IV — LIMITATIONS

Section 4.1:  Limitation.  The Corporation’s obligation to issue Shares in accordance with the terms of this Plan is subject to compliance with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of such Shares and to the listing of such Shares on any Stock Exchange on which the Shares of the Corporation may be listed. Each Optionee, as a condition of the grant of an Option to such Optionee, agrees to comply with all such laws, rules and regulations and agrees to furnish to the Corporation all information and such undertakings as may be required to permit compliance with such laws, rules and regulations.

ARTICLE V — U.S. OPTIONEE

Section 5.1:  U.S. Optionee.  Any Option granted under this Plan to a U.S. Optionee may be an ISO, but only if so designated by the Corporation in the agreement evidencing such Option. No provision of this Plan, as it may be applied to a U.S. Optionee, shall be construed so as to be inconsistent with any provision of Section 422 of the Code. Grants of Options to U.S. Optionees which are not ISOs may be granted pursuant to Section 2 hereof. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to incentive stock options granted to each U.S. Optionee:

(a) ISOs shall only be granted to U.S. Optionees who, at the time of grant, are officers, employees or directors of the Corporation or a Subsidiary (provided, for purposes of this Article V only, such directors are then also officers or employees of the Corporation). Any director of the Corporation who is a U.S. Optionee shall be ineligible to vote upon the granting of such Option;

(b) the aggregate fair market value (determined as of the time the ISO is granted) of the Shares subject to ISOs exercisable for the first time by a U.S. Optionee during any calendar year under this Plan and all other stock option plans, within the meaning of Section 422 of the Code, of the Corporation or a Subsidiary shall not exceed U.S. $100,000; provided that options for Shares which exceed such aggregate fair market value shall not be void, but shall instead be options which are granted under Section 2 hereof and are not ISOs;

(c) the purchase price for Shares under each ISO granted to a U.S. Optionee pursuant to this Plan shall be as determined in Section 2.2 and, in any event, shall be not less than the fair market value of such Shares at the time the Option is granted, as determined in good faith by the Board of Directors or the Compensation Committee (if authorized by the Board of Directors) at such time;

(d) if any U.S. Optionee to whom an ISO is to be granted under the Plan at the time of the grant of such ISO is the owner of shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation, then the following special provisions shall be applicable to the ISO granted to such individual:

(i) the purchase price per Share subject to such ISO shall not be less than 110% of the fair market value of one Share at the time of grant; and

(ii) for the purposes of Article V only, the ISO exercise period shall not exceed 5 years from the date of grant;

(e) no ISO may be granted hereunder to a U.S. Optionee following the expiry of 10 years after the date on which this Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier; and

(f) no ISO granted to a U.S. Optionee under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Corporation.

ARTICLE VI — CHANGE OF CONTROL

Section 6.1:  Acceptance of Offer.  If a bona fide offer (the “Offer”) for Shares is made to shareholders of the Corporation generally, or to a class of shareholders of the Corporation which, if Options were exercised, would include Optionees, and the Offer, if accepted in whole or in part, would result in a Change of Control and if the Board of Directors recommends to shareholders of the Corporation to accept such Offer and/or to vote in favor of the Offer then, provided such recommendation is not withdrawn and notwithstanding Section 3.1 but subject to the other provisions hereof:

(a) Any Options which are outstanding although not yet exercisable at the time such recommendation is made by the Board of Directors shall automatically become exercisable on the date such recommendation is made in the manner hereinafter provided.

(b) If any Options become so exercisable upon the recommendation by the Board of Directors to accept or vote in favor of an Offer, the Corporation shall, promptly after such recommendation has been given, notify each Optionee currently holding an Option of the Offer, with full particulars thereof, together with a notice stating that, in order to permit the Optionee to participate in the Offer, the Optionee may, during the period that the Offer is open for acceptance, exercise all or any portion of any such Option held by the Optionee.

(c) In the event that the Optionee so exercises any such Option, such exercise shall be in accordance with Article III hereof; provided that, if necessary in order to permit the Optionee to participate in the Offer, such Option shall be deemed to have been exercised, and the issuance of Shares received upon such exercise (the “Optioned Shares”) shall be deemed to have occurred, effective as of the first day prior to the earlier of the date on which the Offer was made and the date such recommendation was made.

(d) If: (i) the Offer is not completed (within the time specified therein, if applicable); or (ii) all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect thereof, then the Optioned Shares or, in the case of (ii) above, the portion thereof that are not taken up and paid for by such offeror, shall be returned by the Optionee to the Corporation for cancellation and the terms of the Option as set forth herein shall again apply to such Option, or the remaining portion thereof, as the case may be.

(e) If any Optioned Shares are returned to the Corporation pursuant to subsection (d) above, the Corporation shall refund the option price to the Optionee in respect of such Optioned Shares.

Section 6.2:  Receipt of Offer.  If a bona fide Offer for Shares is made to shareholders of the Corporation generally, or to a class of shareholders of the Corporation which, if Options were exercised, would include Optionees, and the Offer, if accepted in whole or in part, would result in a Change of Control then, notwithstanding Section 3.1 but subject to the other provisions hereof:

(a) The Board of Directors may give its express consent to the exercise of any Options which are outstanding although not yet exercisable at the time of the Offer in the manner hereinafter provided.

(b) If the Board of Directors has so consented to the exercise of any Options outstanding at the time of the Offer, the Corporation shall, promptly after such consent has been given, notify each Optionee currently holding an Option of the Offer, with full particulars thereof, together with a notice stating that, in order to permit the Optionee to participate in the Offer, the Optionee may, during the period that the Offer is open for acceptance, exercise all or any portion of any such Option held by the Optionee.

(c) In the event that the Optionee so exercises any such Option, such exercise shall be in accordance with Article III hereof; provided that, if necessary in order to permit the Optionee to participate in the Offer, such Option shall be deemed to have been exercised, and the issuance of Optioned Shares shall be deemed to have occurred, effective as of the first day prior to the date on which the Offer was made.

(d) If: (i) the Offer is not completed (within the time specified therein, if applicable) or (ii) all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect thereof, then the Optioned Shares or, in the case of (ii) above, the portion thereof that are not taken up and paid for by such offeror, shall be returned by the Optionee to the Corporation for cancellation and the terms of the Option as set forth herein shall again apply to such Option, or the remaining portion thereof, as the case may be.

(e) If any Optioned Shares are returned to the Corporation pursuant to subsection (d) above, the Corporation shall refund the option price to the Optionee in respect of such Optioned Shares.

Section 6.3:  Change of Control.  If a transaction occurs that is not otherwise contemplated by this Article VI, and such transaction would, upon consummation, result in a Change of Control, then, notwithstanding Section 3.1 but subject to the other provisions hereof, any Options which are outstanding although not yet exercisable at the time such transaction is consummated shall automatically become exercisable immediately prior to the consummation of such transaction.

ARTICLE VII — AMENDMENT AND INTERPRETATION

Section 7.1:  Amendment and Discontinuance.

(a) The Board of Directors may: (i) discontinue the Plan at any time except that such discontinuance may not alter or impair any Option previously granted to an Optionee under the Plan; and (ii) subject to any necessary approval of the Toronto Stock Exchange or any other Stock Exchange on which the Shares may then be listed and subject to subsection (b) hereof, from time to time amend the Plan in its absolute discretion without the approval of the Corporation’s shareholders.

(b) The Corporation’s shareholders shall approve any amendment to the Plan or any Option which: (i) reduces the exercise price of an Option either directly, or indirectly by means of the cancellation of an Option and the reissue of a similar Option; (ii) extends the period available to exercise an Option beyond the Normal Expiry Date, other than as provided in Section 3.7 hereof; (iii) increases the levels of Insider participation under the Plan as set forth in Section 2.6 or Section 2.7 hereof; (iv) increases the number of Shares reserved for issuance under the Plan (other than pursuant to the provisions of Section 2.3 hereof); (v) amends Section 2.6 hereof to add any additional categories of persons eligible to receive Options under the Plan; (vi) increases the number Options that may be granted to non-employee directors initially or annually thereafter pursuant to Section 2.7 hereof; or (vii) amends Section 2.9 hereof.

(c) Subject to subsection (b) hereof, the Board of Directors of the Corporation, with the consent of an affected Optionee, may from time to time amend the terms and conditions of any Option (and the terms of the Plan solely in respect of such Option) which has been theretofore granted.

Section 7.2:  Interpretation.  An Optionee shall not have any rights as a shareholder of the Corporation with respect to any Shares issuable on exercise of an Option until and only to the extent that such Optionee shall have exercised the Option in accordance with the terms of the Plan.

Section 7.3:  Fractional Shares.  No fractional Shares shall be issued upon the exercise of an Option. If as a result of any adjustment pursuant to Section 2.3 hereof an Optionee would become entitled to a fractional Share, the Optionee shall have the right to purchase only the next lower whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

Section 7.4:  No Additional Rights Conferred.  Nothing in the Plan nor any Option shall confer upon any Optionee any right to continue as an employee, officer or director of or Consultant to the Corporation or any Subsidiary or affect in any manner the right of the Corporation or any Subsidiary to terminate an Optionee’s office, employment or consulting arrangements at any time.

Annex B

MANDATE OF THE MAD CATZ INTERACTIVE, INC. BOARD OF DIRECTORS

The Board of Mad Catz Interactive, Inc., (the “Company”) believes that the appropriate mix of skills, experience, age and gender will help to enhance its performance. The Board’s composition should reflect business experience compatible with the Company’s business objectives.

Composition

The Board will be comprised of a minimum of three and a maximum of twelve directors, a majority of whom will be independent 1. Following the meeting, the Board will consist of four members. Pursuant to the Canada Business Corporations Act, at least 25% of the directors of the Company must be resident Canadians. The Chair of the Board is an independent director.

Meetings

The Board shall meet at least four times annually, or more frequently, as circumstances dictate. In addition, the Board shall hold separate, regularly scheduled meetings of independent directors at which members of management are not present.

Position Descriptions

The Board shall develop clear position descriptions for directors, including the Chair of the Board and the Chair of each Board committee. Additionally, the Board, together with the Chief Executive Officer (“CEO”), shall develop a clear position description for the CEO, which includes defining management’s responsibilities. The Board shall also develop or approve the corporate goals and objectives that the CEO is responsible for meeting.

The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board.

•	Advocate and support the best interests of the Company.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate, and compensate the President and CEO.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor safety and environmental programs.

•	Monitor the development and implementation of programs for management succession and development.

1 For the definition of independent director, please see the Glossary of Terms

B-1

•	Approve selection criteria for new candidates for directorship.

•	Provide new directors with a comprehensive orientation, and provide all directors with continuing education opportunities.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities, and conformity with financial statements).

•	Regularly conduct assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required in the good stewardship of the Company.

In addressing its mandate, the Board assumes responsibility for the following approvals:

Financial Approvals:

•	Strategic plan

•	Annual business and capital plans

•	Annual financial statements and auditors’ report

•	Quarterly earnings and press release

•	Budgeted capital expenditures

•	Unbudgeted capital expenditures in excess of US$1,000,000

•	Acquisitions/divestitures

•	Significant financing or refinancing opportunities

•	Dividend policy

•	Share re-purchase programs

•	Individual operating, real property or capital leases having total commitment in excess of US$1,000,000

Human Resources Approvals:

•	Appointment/succession/dismissal of President and CEO

•	Compensation of President and CEO

* •	Executive compensation arrangements and incentive plans

Administration and Compliance Approvals:

•	Appointment of Board Committees and their Chairs

•	Nomination of Directors

* •	Recommendation of Auditors to the Shareholders

•	Proxy circular

•	Appointment of Chairman

* •	Major policies

      * Board may delegate to committees

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9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
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      Form of Proxy - Annual General and Special Meeting to be held on September 10, 2010

This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1.
Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL GENERAL AND SPECIAL MEETING TO BE HELD ON SEPTEMBER 10, 2010. THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
https://materials.proxyvote.com/556162
Proxies submitted must be received by 9:00 am, Pacific Time, on September 8, 2010.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site:
www.investorvote.com
1-866-732-VOTE (8683) Toll Free
If you vote by telephone or the Internet, DO NOT mail back this proxy.
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.
To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.
CONTROL NUMBER
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Appointment of Proxyholder

The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Thomas R. Brown, Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation,
	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.
as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual general and special meeting of shareholders of the Corporation (the “Meeting”) to be held at 7480 Mission Valley Road, Suite 101, San Diego, California on September 10, 2010 at 9:00 a.m. (Pacific time) and at any adjournment or postponement thereof.
VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Thomas R. Brown	☐	☐	02. Darren Richardson	☐	☐	03. Robert J. Molyneux	☐	☐

04. William Woodward	☐	☐

	For	Withhold

2. Appointment of Auditors
To appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Corporation and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration
	☐	☐

	For	Against

3. Special Resolution
To approve an amendment to the Mad Catz Interactive, Inc. Stock Option Plan—2007 to increase the number of shares authorized for issuance thereunder and make other clarifying changes.	☐	☐

Authorized Signature(s) – This section must be completed for your	Signature(s)	Date
instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

▪	0 3 4 3 0 1	A R 2	MCZQ	+
00RC1A
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